                                                               Exhibit 99 (a)(2)


                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                         CAPSTEAD MORTGAGE CORPORATION
                                       AT

                              $8.00 NET PER SHARE
              PURSUANT TO THE OFFER TO PURCHASE DATED MAY 12, 2000

                                       BY

                                FORTRESS CAP LLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON
              FRIDAY, JUNE 9, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                          NORWEST BANK MINNESOTA, N.A.

                    By Mail:                            By Overnight Courier and By Hand:
          Norwest Shareowner Services                      Norwest Shareowner Services
           Reorganization Department                        Reorganization Department
                 P.O. Box 64858                             161 North Concord Exchange
            St. Paul, MN 55164-0858                          South St. Paul, MN 55075

    For help completing this Letter of Transmittal, call Corporate Investor
                               Communications at:
                                 (877) 977-6199

     DO NOT USE THIS LETTER OF TRANSMITTAL UNLESS YOU INTEND TO TENDER YOUR SHARES.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED HEREWITH.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS RELATING TO THE LETTER OF TRANSMITTAL INCLUDED HEREWITH SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED

-------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                   SHARES CERTIFICATE(S) AND SHARE(S) TENDERED
(PLEASE FILL IN, IF BLANK)                                    (PLEASE ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------
[ ] INDICATES PERMANENT ADDRESS CHANGE                                            TOTAL NUMBER
                                                                                    OF SHARES
                                                             SHARES CERTIFICATE  REPRESENTED BY   NUMBER OF SHARES
                                                                NUMBER(S)(2)    CERTIFICATE(S)(2)    TENDERED(3)
                                                                 ---------------------------------------------

                                                                 ---------------------------------------------

                                                                 ---------------------------------------------

                                                                 ---------------------------------------------
                                                             TOTAL SHARES TENDERED
-------------------------------------------------------------------------------------------------------------------

 (1) Shares are on a pre-split basis unless otherwise noted by checking here  [
     ]

 (2) Need not be completed by stockholders who deliver shares by book-entry transfer ("Book-Entry Stockholders").

 (3) Unless otherwise indicated, all shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

  [ ]  CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE INSTRUCTION
       11.
--------------------------------------------------------------------------------

     The names and addresses of the registered holders of the tendered shares should be printed, if not already printed above, exactly as they appear on the Share Certificates tendered hereby.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of shares accepted for payment and/or certificates representing shares not tendered or accepted for payment are to be issued in the name of someone other than the undersigned.

   Issue: [ ] Check
          [ ] Certificate(s) to

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
             (ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

          ------------------------------------------------------------
          ------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

        To be completed ONLY if the check for the purchase price of shares accepted for payment and/or certificates representing shares not tendered or accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

   Mail: [ ] Check
         [ ] Certificate(s) to

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)
          ------------------------------------------------------------

                                TENDER OF SHARES
[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
--------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------

Window Ticket Number (if any):
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
------------------------------------------------------------

                    PAYER'S NAME: NORWEST BANK MINNESOTA, N.A.

-------------------------------------------------------------------------------------------------------------------------------

                                      Name
                                      ----------------------------------------------------------------------------------
                                      Address
            SUBSTITUTE
             FORM W-9                 --------------------------------------------------------------------------------
    DEPARTMENT OF THE TREASURY        -------------------------------------------------------------------------------------
     INTERNAL REVENUE SERVICE         (NUMBER AND STREET)
   PAYER'S REQUEST FOR TAXPAYER       -------------------------------------------------------------------------------------
    IDENTIFICATION NUMBER (TIN)       (CITY)                                  (STATE)                                  (ZIP
                                      CODE)
                                      -----------------------------------------------------------------------------------------
                                      PART 1(A) -- PLEASE PROVIDE YOUR TIN IN       TIN
                                      THE BOX AT RIGHT AND CERTIFY BY SIGNING       --------------------------------------
                                      AND DATING BELOW.                             ---------------------------------------
                                                                                    (Social Security Number or
                                                                                    Employer Identification Number)
                                      -----------------------------------------------------------------------------------------
                                      PART 1(B) -- PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR, AND ARE AWAITING
                                      RECEIPT OF, YOUR TIN                                    [ ]
                                      -----------------------------------------------------------------------------------------
                                      PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE
                                      INSTRUCTIONS)
                                      -----------------------------------------------------------------------------------------
                                      PART 3 -- CERTIFICATION. UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to
                                      me) and (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                      (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

            SIGN HERE                 SIGNATURE -------------------------------------------------------------------------
                                      DATE
                                      ---------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(b) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER BY THE TIME OF PAYMENT, 31 PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME PURSUANT TO THIS OFFER WILL BE WITHHELD.

--------------------------------------      ------------------------------, 2000
             SIGNATURE                                    DATE

     CERTIFICATION OF INSTRUCTIONS -- You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y).

                                   IMPORTANT
                             SHAREHOLDER: SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity (Full Title)
                ----------------------------------------------------------------
                               (SEE INSTRUCTIONS)

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                           -----------------------------------------------------

Taxpayer Identification or
Social Security Number
                   -------------------------------------------------------------
                           (SEE SUBSTITUTE FORM W-9)

Dated:
--------------------------- , 2000

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature(s)
                   -------------------------------------------------------------

Name  --------------------------------------------------------------------------

Name of Firm
           ---------------------------------------------------------------------

Address-------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                           -----------------------------------------------------

Dated:
--------------------------- , 2000

This Letter of Transmittal is to be used by stockholders of Capstead Mortgage Corporation, a Maryland corporation ("Capstead"), if certificates for shares are to be forwarded herewith or, unless an Agent's Message (as defined in Section 4 of the Offer to Purchase) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 3 of the Offer to Purchase and pursuant to the procedures set forth in Section 4 thereof).

Holders of shares whose certificates for such shares (the "Share Certificates") are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), must tender their shares according to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

            PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
                             TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Fortress Cap LLC, a Delaware limited liability company (the "Purchaser"), the above-described shares of common stock, par value $0.01 per share, of Capstead Mortgage Corporation, a Maryland corporation ("Capstead"), pursuant to the Purchaser's offer to purchase up to 5,000,000 shares, at a purchase price of $8.00 per share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 12, 2000, and in this Letter of Transmittal (which together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged. The undersigned understands that these amounts reflect the 1-for-2 reverse split of Capstead's common stock which took effect at the close of business on May 8, 2000. The undersigned further understands that any shares tendered that have not been adjusted for the reverse stock split will be adjusted accordingly.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the shares that are being tendered hereby (and any and all dividends (other than regular quarterly cash dividends not in excess of $0.10 per share declared and paid in accordance with past practice, including the establishment of record and payment dates, with a record date prior to the date of acceptance for payment of the shares in the Offer), distributions, rights, other shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, "Distributions")) and irrevocably constitutes and appoints Norwest Bank Minnesota, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such shares (and any and all Distributions) or transfer ownership of such shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such shares (and any and all Distributions) for transfer on the books of Capstead, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares (and any and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of Capstead's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the shares (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the shares or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such shares (and any and all Distributions), including voting at any meeting of Capstead's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and all Distributions and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the terms and conditions of the Offer, this tender is irrevocable.

     The undersigned understands that the valid tender of the shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the shares tendered hereby. The undersigned further understands that any shares tendered that have not been adjusted for the 1-for-2 reverse split of Capstead's common stock which was effective at the close of business on May 8, 2000 and are not accepted for payment will be adjusted for the reverse stock split prior to being returned.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all of the shares purchased and/or issue any certificates for the shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all of the shares purchased and/or issue any certificates for the shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the shares so tendered.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed the box entitled "Special Payment Instructions" on the Letter of Transmittal or (b) if such shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 4 of the Offer to Purchase. Share Certificates evidencing tendered shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of the Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND THE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all of the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shared Tendered." In this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or certificates for shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such shares purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) evidencing the shares tendered hereby.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for shares not tendered or not accepted for payment are to be issued to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. Substitute Form W-9. A tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, included herewith, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, the stockholder must cross out Item (Y) of Part 3 of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax withholding of 31% of any payments made to the stockholder. If backup withholding results in an overpayment of federal income tax, a refund may be obtained from the Internal Revenue Service.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions. Foreign stockholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding.

     9. Requests for Assistance or Additional Copies. Questions and requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at the telephone number and location listed below, and will be furnished promptly at
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

the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

     10. Waiver of Conditions. The Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any shares tendered.

     11. Lost, Destroyed or Stolen Certificates. If any certificate representing shares has been lost, destroyed or stolen, the stockholder should promptly notify Norwest Bank Minnesota, N.A., in its capacity as transfer agent for the shares (toll-free telephone number: (800) 468-9716). The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR DESTROYED CERTIFICATES HAVE BEEN FOLLOWED.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

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

                           IMPORTANT TAX INFORMATION

     Under the Federal income tax law, a stockholder whose tendered shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such stockholder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received under the Offer. To prevent backup withholding, each tendering stockholder must provide such stockholder's correct TIN by completing the Substitute Form W-9 included herewith, certifying that the TIN provided is correct, or that such stockholder is awaiting a TIN, and that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the stockholder that such stockholder is no longer subject to backup withholding. If a tendering stockholder is subject to backup withholding, such stockholder must cross out Item (Y) of Part 3 of the Substitute Form W-9.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders, other than foreign persons, should furnish their TIN, write "Exempt" in Part 2 of the Substitute Form W-9 included herewith and sign, date and return the Substitute Form W-9 to the Depositary. In order for a foreign person to qualify as an exempt stockholder, such person must submit an appropriate and properly completed IRS Form W-8, attesting to that person's exempt status. Such a Form W-8 may be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

WHAT NUMBER TO GIVE THE DEPOSITARY

     A tendering stockholder is required to give the Depositary the TIN of the record holder of the shares. If the shares are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder does not have a TIN, such stockholder should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1(a) of the Substitute Form W-9 and check the appropriate box in Part 1(b), and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number included herewith. Note that writing "Applied For" on the Substitute Form W-9 means that the stockholder has already applied for a TIN or that such stockholder intends to apply for one in the near future. If the box in Part 1(b) is checked, the Depositary will withhold 31% of payments made to the stockholder.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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

     MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

                          NORWEST BANK MINNESOTA, N.A.

                           BY FACSIMILE TRANSMISSION:
                        (For Eligible Institutions Only)

                                 (651) 450-4163

                        CONFIRM FACSIMILE BY TELEPHONE:
                            (For Confirmation Only)

                                 (651) 450-4110

     Questions and requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at the telephone number and location listed below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:
                    CORPORATE INVESTOR COMMUNICATIONS, INC.
                               111 Commerce Road
                            Carlstadt, NJ 07072-2586
                         Call Toll Free (888) 568-9323
                  Banks and Brokers please call (201) 896-1900

                      The Dealer Manager for the Offer is:
                              MERRILL LYNCH & CO.
                             World Financial Center
                                  South Tower
                               New York, NY 10281
                         (212) 236-3790 (Call Collect)

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